                                                                   Exhibit 99.10

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8

                       MORTGAGE PASS-THROUGH CERTIFICATES

                   MERRILL LYNCH MORTGAGE LENDING, INC. SELLER

                WELLS FARGO BANK MINNESOTA, N.A. MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

AGGREGATE LOANS (FIRST LIEN ONLY) : IN SPECIFIC BUCKET

                      % of                                                                                    % Second Lien
FICO               total deal   Avg LTV   Max LTV   % Full Doc   % Owner Occ   % IO     WAC    MARGIN   (Simultaneous or Silent)
----------------   ----------   -------   -------   ----------   -----------   -----   -----   ------   ------------------------
520-539
540-559
560-579
580-599
600-619
620-639                 1%       76.19        80       29.78        94.85      89.64   6.503    2.735             44.91
640-659                 6%       76.26        90       12.22        80.86      84.27   6.547    2.753             53.65
660-679                 7%       77.03     94.98       13.01        59.03      87.88   6.663    2.708              66.3
680-699                23%       77.95        95       58.71        80.46      50.79   6.355    2.715             21.74
700-719                19%       78.05        95       51.72        77.26       50.6   6.285    2.716             29.44
720-739                15%       77.52        95       55.36        73.56      51.91   6.205    2.702             28.41
740-759                12%       76.59        95       56.93        73.88      54.97   6.144    2.672             30.51
760-779                 9%       75.49        95       53.73        66.74      58.41   6.093    2.662             34.67
780-800                 5%       73.14     94.99          55        60.83      56.31   6.128    2.721             33.45
800+                    2%       69.91        90       51.65        80.87      52.68   6.012    2.585             39.73
TOTALS (OF DEAL)      100%       76.92        95       49.52         74.4      57.55   6.286    2.705             32.77

AGGREGATE LOANS (SECOND LIEN ONLY)

                      % of
FICO               total deal   Avg LTV   Max LTV   % Full Doc   % Owner Occ   % IO     WAC    MARGIN
----------------   ----------   -------   -------   ----------   -----------   -----   -----   ------
520-539
540-559                NA
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+

IF SECONDS IN DEAL:    NA
Second Lien Loans
FRM   %
ARM   %

IO LOANS

                      % of                                                                                    % Second Lien
FICO               total deal   Avg LTV   Max LTV   % Full Doc   % Owner Occ   % IO     WAC    MARGIN   (Simultaneous or Silent)
----------------   ----------   -------   -------   ----------   -----------   -----   -----   ------   ------------------------
520-539
540-559
560-579
580-599
600-619
620-639              0.0215      76.46        80       29.34        95.32       100    6.541    2.733             42.19
640-659              0.0835      76.78        90       12.24        79.55       100    6.569    2.754             57.73
660-679              0.1095      77.06        90       12.46        60.41       100     6.68    2.703             70.82
680-699              0.2023      79.12        95       41.05        71.86       100    6.425    2.706             37.15
700-719              0.1712       79.2        95       32.53         67.5       100    6.426    2.706             50.02
720-739              0.1348      78.21        95       34.81        60.94       100    6.355     2.69             48.02
740-759              0.1144      78.89        95       38.35        61.65       100    6.284    2.658             50.38
760-779              0.0918      77.81        95        34.8        52.58       100    6.216    2.644             53.44
780-800              0.0534      76.72     94.99       35.99        43.35       100    6.306    2.716             53.33
800+                 0.0175       74.1        90       33.57        77.55       100    6.142    2.527             63.66

IF THE DEAL HAS MORTAGE INSURANCE - WE WANT THE FOLLOWING:

                             # of                            % of Principal           % Owner
First Lien Loans:       Mortgage Loans      Prin. Balance        Balance       WAC   Occupancy   % ARM   FICO   CLTV    % Full Doc
---------------------   --------------   -----------------   --------------   ----   ---------   -----   ----   -----   ----------
LESS THAN 60.01%               644       $   95,357,383.88        9.41%       5.91      89.66    31.92    730   48.39      70.88
60.01 TO 70.00%                475           93,894,321.93        9.27%       6.09      82.41    58.45    718   69.70      50.45
70.01 TO 80.00%              2,610          560,869,880.60       55.37%       6.37      60.91    84.88    714   85.92      32.92
80.01 TO 85.00%
With MI:                       322           56,110,213.51        5.54%       6.12      93.65    34.26    722   83.54      81.82
Without MI:                     10            3,117,691.38        0.31%       6.50     100.00    61.61    706   83.32      52.51
85.01 TO 90.00%
With MI:                     1,064          189,310,200.83       18.69%       6.35      94.68    44.00    717   89.14      78.27
Without MI:                     34            8,577,374.31        0.85%       6.39      99.01    66.77    718   89.34      70.09
90.01 TO 95.00%
With MI:                        24            5,669,561.99        0.56%       6.77     100.00    96.97    710   94.85       3.03
Without MI:                      1               77,953.03        0.01%       5.88     100.00     0.00    699   92.35     100.00
95.01 TO 100.00%
With MI:
Without MI:
Subtotal (First Lien)         5184        1,012,984,581.46      100.00%       6.29      74.40    66.84    717   81.42      49.52

ONLY IF THE DEAL HAS DEEP MI, OTHERWISE WE DO NOT NEED
IF THE DEAL HAS DEEP MI - WE WANT THE FOLLOWING:
For Non-MI Loans-only

By LTV Bucket   % of total deal   Avg FICO   % <550 FICO   % full doc    % non owner
-------------   ---------------   --------   -----------   ----------   -----------
<=50% LTV             4.68           731         0.00         74.05         8.80
51%-60%               4.73           729         0.00         67.75        11.86
61%-70%               9.27           718         0.00         50.45        17.59
71%-80%              55.37           714         0.00         32.92        39.09
81%-85%               0.31           706         0.00         52.51         0.00
86%-90%               0.85           718         0.00         70.09         0.99
91%-95%               0.01           699         0.00        100.00         0.00
96%-100%

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                           % OF
                                                        AGGREGATE
                          NUMBER                        PRINCIPAL                     WA     WA
                            OF    AGGREGATE ORIGINAL  BALANCE AS OF   AVG CURRENT   GROSS  COMBL
RANGE ($)                  LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE      CPN     TV   MARGIN  WA FICO  SEASONING
------------------------  ------  ------------------  -------------  -------------  -----  -----  ------  -------  ---------
         0 - 24,999.01         2   $       36,600.00        0.00     $   18,255.65  6.914  24.49     3      716        3
 25,000.01 - 50,000.00        38   $    1,465,100.00        0.14     $   38,507.96  6.769  75.81     3      706        3
 50,000.01 - 75,000.00       377   $   24,495,364.00        2.41     $   64,523.76  6.258  67.53     3      722        3
 75,000.01 - 100,000.00      599   $   52,986,903.00        5.22     $   88,070.04  6.183  73.40     3      724        3
100,000.01 - 125,000.00      672   $   75,720,989.00        7.46     $  112,322.74  6.236  75.27     3      721        3
125,000.01 - 150,000.00      621   $   85,338,464.00        8.40     $  137,033.65  6.256  77.24     3      723        3
150,000.01 - 175,000.00      524   $   85,110,872.00        8.38     $  162,053.69  6.233  76.77     3      724        3
175,000.01 - 200,000.00      464   $   87,447,043.00        8.61     $  188,063.62  6.257  76.78     3      721        3
200,000.01 - 225,000.00      406   $   86,597,343.00        8.53     $  212,910.72  6.228  77.51     3      721        3
225,000.01 - 250,000.00      309   $   73,377,065.00        7.23     $  237,088.27  6.280  77.24     3      714        3
250,000.01 - 275,000.00      201   $   52,774,174.00        5.20     $  262,049.50  6.197  77.17     3      720        3
275,000.01 - 300,000.00      174   $   50,053,149.00        4.93     $  287,223.91  6.151  76.38     3      716        3
300,000.01 - 333,700.00      174   $   55,155,874.00        5.43     $  316,651.25  6.297  79.82     3      712        3
333,700.01 - 350,000.00       90   $   30,818,154.00        3.04     $  342,028.50  6.267  77.60     3      709        3
350,000.01 - 600,000.00      469   $  206,155,423.00       20.30     $  438,347.10  6.405  78.32     3      706        3
600,000.01 TO $1,000,000      58   $   40,484,100.00        3.99     $  697,230.76  6.562  76.76     3      713        3
1,000,000.01 OR GREATER        6   $    7,396,000.00        0.73     $1,232,321.31  6.279  78.65     3      742        2
                           -----   -----------------      ------     -------------  -----  -----   ---      ---      ---
TOTAL:                     5,184   $1,015,412,617.00      100.00     $  195,405.98  6.286  76.92     3      717        3
                           =====   =================      ======     =============  =====  =====   ===      ===      ===

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                                            % OF
                                                         AGGREGATE
                          NUMBER  AGGREGATE PRINCIPAL    PRINCIPAL                     WA     WA
                            OF       BALANCE AS OF     BALANCE AS OF   AVG CURRENT   GROSS  COMBL
RANGE ($)                  LOANS      CUT-OFF DATE      CUT-OFF DATE     BALANCE      CPN     TV   MARGIN  WA FICO  SEASONING
------------------------  ------  -------------------  -------------  -------------  -----  -----  ------  -------  ---------
         0 - 24,999.01         2   $       36,511.30         0.00     $   18,255.65  6.914  24.49     3      716        3
 25,000.01 - 50,000.00        39   $    1,506,917.05         0.15     $   38,638.90  6.769  75.93     3      708        3
 50,000.01 - 75,000.00       389   $   25,246,687.36         2.49     $   64,901.51  6.245  67.54     3      722        3
 75,000.01 - 100,000.00      598   $   52,982,616.30         5.23     $   88,599.69  6.177  73.08     3      725        3
100,000.01 - 125,000.00      667   $   75,137,539.55         7.42     $  112,649.98  6.244  75.63     3      721        3
125,000.01 - 150,000.00      617   $   84,648,822.88         8.36     $  137,194.20  6.255  77.27     3      723        3
150,000.01 - 175,000.00      525   $   85,140,048.43         8.40     $  162,171.52  6.232  76.68     3      724        3
175,000.01 - 200,000.00      464   $   87,336,841.86         8.62     $  188,225.95  6.258  76.87     3      721        3
200,000.01 - 225,000.00      404   $   86,063,172.76         8.50     $  213,027.66  6.228  77.35     3      721        3
225,000.01 - 250,000.00      310   $   73,537,657.81         7.26     $  237,218.25  6.279  77.17     3      714        3
250,000.01 - 275,000.00      200   $   52,448,377.75         5.18     $  262,241.89  6.198  77.41     3      720        3
275,000.01 - 300,000.00      175   $   50,302,863.60         4.97     $  287,444.93  6.154  76.52     3      716        3
300,000.01 - 333,700.00      176   $   55,825,313.06         5.51     $  317,189.28  6.287  79.67     3      713        3
333,700.01 - 350,000.00       86   $   29,454,811.18         2.91     $  342,497.80  6.286  77.75     3      708        3
350,000.01 - 600,000.00      468   $  205,483,088.62        20.28     $  439,066.43  6.405  78.32     3      706        3
600,000.01 TO $1,000,000      58   $   40,439,384.12         3.99     $  697,230.76  6.562  76.76     3      713        3
1,000,000.01 OR GREATER        6   $    7,393,927.83         0.73     $1,232,321.31  6.279  78.65     3      742        2
                           -----   -----------------       ------     -------------  -----  -----   ---      ---      ---
TOTAL:                     5,184   $1,012,984,581.46       100.00     $  195,405.98  6.286  76.92     3      717        3
                           =====   =================       ======     =============  =====  =====   ===      ===      ===

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                                      % OF
                                                   AGGREGATE
                    NUMBER  AGGREGATE PRINCIPAL    PRINCIPAL                   WA     WA
                      OF       BALANCE AS OF     BALANCE AS OF  AVG CURRENT  GROSS  COMBL
MORTGAGE RATES (%)   LOANS      CUT-OFF DATE      CUT-OFF DATE    BALANCE     CPN     TV   MARGIN  WA FICO  SEASONING
------------------  ------  -------------------  -------------  -----------  -----  -----  ------  -------  ---------
4.500 - 5.000           34   $    4,730,196.22         0.47     $139,123.42  4.563  71.63     3      734        5
5.000 - 5.499          215   $   42,376,654.58         4.18     $197,100.72  5.273  68.88     2      737        3
5.500 - 5.999        1,756   $  314,342,979.18        31.03     $179,010.81  5.814  73.10     3      730        3
6.000 - 6.499        1,374   $  275,096,419.00        27.16     $200,215.73  6.227  78.53     3      713        3
6.500 - 6.999        1,308   $  273,401,174.99        26.99     $209,022.31  6.691  80.07     3      707        3
7.000 - 7.499          376   $   75,535,306.27         7.46     $200,891.77  7.157  79.37     3      706        3
7.500 - 7.999          108   $   24,184,892.31         2.39     $223,934.19  7.619  79.99     3      699        3
8.000 - 8.499            8   $    2,351,528.04         0.23     $293,941.01  8.234  74.56     3      713        3
8.500 - 8.999            5   $      965,430.87         0.10     $193,086.17  8.656  82.08     3      677        3
                     -----   -----------------       ------     -----------  -----  -----   ---      ---      ---
TOTAL:               5,184   $1,012,984,581.46       100.00     $195,405.98  6.286  76.92     3      717        3
                     =====   =================       ======     ===========  =====  =====   ===      ===      ===

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                                       % OF
                                                    AGGREGATE
                     NUMBER  AGGREGATE PRINCIPAL    PRINCIPAL                   WA     WA
                       OF       BALANCE AS OF     BALANCE AS OF  AVG CURRENT  GROSS  COMBL
ORIGINAL TERM (MOS)   LOANS      CUT-OFF DATE      CUT-OFF DATE    BALANCE     CPN     TV   MARGIN  WA FICO  SEASONING
-------------------  ------  -------------------  -------------  -----------  -----  -----  ------  -------  ---------
000 - 180               543   $   67,017,735.49         6.62     $123,421.24  5.764  67.55     0      731        3
241 - 360             4,641   $  945,966,845.97        93.38     $203,828.24  6.323  77.58     3      716        3
                      -----   -----------------       ------     -----------  -----  -----   ---      ---      ---
TOTAL:                5,184   $1,012,984,581.46       100.00     $195,405.98  6.286  76.92     3      717        3
                      =====   =================       ======     ===========  =====  =====   ===      ===      ===

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                                        % OF
                                                     AGGREGATE
                      NUMBER  AGGREGATE PRINCIPAL    PRINCIPAL                   WA     WA
                        OF       BALANCE AS OF     BALANCE AS OF  AVG CURRENT  GROSS  COMBL
REMAINING TERM (MOS)   LOANS      CUT-OFF DATE      CUT-OFF DATE    BALANCE     CPN     TV   MARGIN  WA FICO  SEASONING
--------------------  ------  -------------------  -------------  -----------  -----  -----  ------  -------  ---------
121 - 180                543   $   67,017,735.49         6.62     $123,421.24  5.764  67.55     0      731        3
181 - 240                 44   $   11,149,073.06         1.10     $253,388.02  5.387  70.20     2      724        3
301 - 360              4,597   $  934,817,772.91        92.28     $203,353.88  6.334  77.67     3      715        3
                       -----   -----------------       ------     -----------  -----  -----   ---      ---      ---
TOTAL:                 5,184   $1,012,984,581.46       100.00     $195,405.98  6.286  76.92     3      717        3
                       =====   =================       ======     ===========  =====  =====   ===      ===      ===

                                                      % OF
                                                   AGGREGATE
                    NUMBER  AGGREGATE PRINCIPAL    PRINCIPAL                   WA     WA
                      OF       BALANCE AS OF     BALANCE AS OF  AVG CURRENT  GROSS  COMBL
MORTGAGE INSURANCE   LOANS      CUT-OFF DATE      CUT-OFF DATE    BALANCE     CPN     TV   MARGIN  WA FICO  SEASONING
------------------  ------  -------------------  -------------  -----------  -----  -----  ------  -------  ---------
YES                  1,410   $  251,089,976.33        24.79     $178,078.00  6.307  87.97     3      718        3
NO                   3,774   $  761,894,605.13        75.21     $201,879.86  6.279  73.27     3      716        3
                     -----   -----------------       ------     -----------  -----  -----   ---      ---      ---
TOTAL:               5,184   $1,012,984,581.46       100.00     $195,405.98  6.286  76.92     3      717        3
                     =====   =================       ======     ===========  =====  =====   ===      ===      ===

                                          % OF
                                       AGGREGATE
        NUMBER  AGGREGATE PRINCIPAL    PRINCIPAL                   WA     WA
          OF       BALANCE AS OF     BALANCE AS OF  AVG CURRENT  GROSS  COMBL
LIEN     LOANS      CUT-OFF DATE      CUT-OFF DATE    BALANCE     CPN     TV   MARGIN  WA FICO  SEASONING
------  ------  -------------------  -------------  -----------  -----  -----  ------  -------  ---------
1        5,184   $1,012,984,581.46       100.00     $195,405.98  6.286  76.92     3      717        3
2
         -----   -----------------       ------     -----------  -----  -----   ---      ---      ---
TOTAL:   5,184   $1,012,984,581.46       100.00     $195,405.98  6.286  76.92     3      717        3
         =====   =================       ======     ===========  =====  =====   ===      ===      ===

                                                   % OF
                                                 AGGREGATE
                                AGGREGATE        PRINCIPAL
                                PRINCIPAL       BALANCE AS                               WA
                  NUMBER      BALANCE AS OF     OF CUT-OFF   AVG CURRENT       WA      COMBL
SEASONING(MOS)   OF LOANS     CUT-OFF DATE         DATE        BALANCE     GROSS CPN     TV    MARGIN   WA FICO   SEASONING
--------------   --------   -----------------   ----------   -----------   ---------   -----   ------   -------   ---------
2                    908    $  207,660,940.39      20.50     $228,701.48     6.650     77.62      3       706          2
3                  3,872    $  727,859,507.53      71.85     $187,980.24     6.215     76.59      3       720          3
4                    285    $   54,966,723.16       5.43     $192,865.70     6.044     78.99      3       719          4
5                     61    $   11,001,990.23       1.09     $180,360.50     6.034     79.35      3       719          5
6                     16    $    3,650,658.75       0.36     $228,166.17     5.433     77.63      3       728          6
7                     13    $    1,927,338.60       0.19     $148,256.82     5.541     63.73      3       722          7
8                     16    $    2,778,940.43       0.27     $173,683.78     5.482     69.41      3       713          8
9                      7    $    1,622,449.56       0.16     $231,778.51     5.946     70.43      3       663          9
11                     2    $      259,100.02       0.03     $129,550.01     5.825     78.83      3       697         11
13                     1    $      160,000.00       0.02     $160,000.00     7.250     80.00      3       660         13
15                     1    $      331,232.61       0.03     $331,232.61     6.500     69.89      3       698         15
16                     2    $      765,700.18       0.08     $382,850.09     5.910     79.93      3       640         16
                   -----    -----------------     ------     -----------     -----     -----    ---       ---        ---
TOTAL:             5,184    $1,012,984,581.46     100.00     $195,405.98     6.286     76.92      3       717          3
                   =====    =================     ======     ===========     =====     =====    ===       ===        ===

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                                  % OF
                                                AGGREGATE
                               AGGREGATE        PRINCIPAL
                               PRINCIPAL       BALANCE AS                               WA
                 NUMBER      BALANCE AS OF     OF CUT-OFF   AVG CURRENT       WA      COMBL
COMBINED LTVS   OF LOANS     CUT-OFF DATE         DATE        BALANCE     GROSS CPN     TV    MARGIN   WA FICO   SEASONING
-------------   --------   -----------------   ----------   -----------   ---------   -----   ------   -------   ---------
0.01 - 25.00         46    $    4,700,167.37       0.46     $102,177.55     5.721     20.00      2       734         3
25.01 - 30.00        29    $    3,740,567.41       0.37     $128,985.08     5.797     27.89      3       732         3
30.01 - 35.00        35    $    4,133,425.22       0.41     $118,097.86     5.754     32.79      3       723         3
35.01 - 40.00        57    $    7,119,931.62       0.70     $124,911.08     6.068     37.34      3       733         3
40.01 - 45.00        81    $   11,660,276.36       1.15     $143,954.03     5.821     42.72      3       731         3
45.01 - 50.00       112    $   16,046,009.66       1.58     $143,267.94     5.860     47.67      3       731         3
50.01 - 55.00       130    $   21,252,064.04       2.10     $163,477.42     5.915     52.71      3       730         3
55.01 - 60.00       154    $   26,704,942.20       2.64     $173,408.72     5.988     57.77      3       728         3
60.01 - 65.00       206    $   38,126,285.93       3.76     $185,079.06     5.982     62.86      3       725         3
65.01 - 70.00       269    $   55,768,036.00       5.51     $207,316.12     6.159     68.18      3       713         3
70.01 - 75.00       430    $   83,545,978.67       8.25     $194,292.97     6.192     73.23      3       714         3
75.01 - 80.00     2,180    $  477,323,901.93      47.12     $218,955.92     6.403     79.51      3       714         3
80.01 - 85.00       332    $   59,227,904.89       5.85     $178,397.30     6.141     83.42      3       721         3
85.01 - 90.00     1,098    $  197,887,575.14      19.54     $180,225.48     6.350     89.11      3       717         3
90.01 - 95.00        25    $    5,747,515.02       0.57     $229,900.60     6.756     94.82      3       710         3
                  -----    -----------------     ------     -----------     -----     -----    ---       ---       ---
TOTAL:            5,184    $1,012,984,581.46     100.00     $195,405.98     6.286     76.92      3       717         3
                  =====    =================     ======     ===========     =====     =====    ===       ===       ===

OWNER OCCUPANCY OF MORTGAGE LOANS

                                                    % OF
                                                  AGGREGATE
                                 AGGREGATE        PRINCIPAL
                                 PRINCIPAL       BALANCE AS                               WA
                   NUMBER      BALANCE AS OF     OF CUT-OFF   AVG CURRENT       WA      COMBL
OWNER OCCUPANCY   OF LOANS     CUT-OFF DATE         DATE        BALANCE     GROSS CPN     TV    MARGIN   WA FICO   SEASONING
---------------   --------   -----------------   ----------   -----------   ---------   -----   ------   -------   ---------
OWNER               3,737    $  753,639,711.67      74.40     $201,669.71     6.183     76.58       3      715          3
INVESTMENT          1,330    $  238,753,697.65      23.57     $179,514.06     6.610     77.99       3      721          3
SECOND HOME           117    $   20,591,172.14       2.03     $175,992.92     6.292     76.96       3      728          3
                    -----    -----------------     ------     -----------     -----     -----     ---      ---        ---
TOTAL:              5,184    $1,012,984,581.46     100.00     $195,405.98     6.286     76.92       3      717          3
                    =====    =================     ======     ===========     =====     =====     ===      ===        ===

PROPERTY TYPE OF MORTGAGE LOANS

                             NUMBER  AGGREGATE PRINCIPAL    % OF AGGREGATE        AVG        WA     WA
                               OF       BALANCE AS OF      PRINCIPAL BALANCE    CURRENT    GROSS  COMBL
PROPERTY TYPES                LOANS      CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE     CPN     TV   MARGIN  WA FICO  SEASONING
--------------               ------  -------------------  ------------------  -----------  -----  -----  ------  -------  ---------
SINGLE FAMILY RESIDENCE       3,761   $  699,991,104.73          69.10        $186,118.35  6.214  76.88      3     717         3
PUD                             533   $  125,043,799.27          12.34        $234,603.75  6.359  78.17      3     714         3
2-4 FAMILY                      436   $  109,430,400.68          10.80        $250,987.16  6.539  75.31      3     714         3
CONDO                           215   $   34,849,275.79           3.44        $162,089.65  6.250  75.91      3     723         3
CONDO - LOW RISE <5 FLOORS      192   $   33,515,430.08           3.31        $174,559.53  6.599  78.50      3     713         2
CONDO - HIGH RISE >8 FLOORS      31   $    7,336,668.52           0.72        $236,666.73  6.694  79.28      3     712         3
CONDO - MID RISE 5-8 FLOORS      11   $    2,180,364.84           0.22        $198,214.99  6.727  80.36      3     717         3
CO-OP                             5   $      637,537.55           0.06        $127,507.51  6.418  78.73      3     660         7
                              -----   -----------------         ------        -----------  -----  -----    ---     ---       ---
TOTAL:                        5,184   $1,012,984,581.46         100.00        $195,405.98  6.286  76.92      3     717         3

LOAN PURPOSE OF MORTGAGE LOANS

                NUMBER  AGGREGATE PRINCIPAL    % OF AGGREGATE        AVG        WA     WA
                  OF       BALANCE AS OF      PRINCIPAL BALANCE    CURRENT    GROSS  COMBL
LOAN PURPOSE     LOANS      CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE     CPN     TV   MARGIN  WA FICO  SEASONING
------------    ------  -------------------  ------------------  -----------  -----  -----  ------  -------  ---------
CASH OUT         2,738   $  510,699,009.19          50.42        $186,522.65  6.201  75.81      3     713         3
PURCHASE         1,557   $  345,031,789.20          34.06        $221,600.38  6.493  79.55      3     721         3
RATE/TERM REFI     889   $  157,253,783.07          15.52        $176,888.39  6.106  74.74      3     716         3
                 -----   -----------------         ------        -----------  -----  -----    ---     ---       ---
TOTAL:           5,184   $1,012,984,581.46         100.00        $195,405.98  6.286  76.92      3     717         3

DOCUMENT TYPE OF MORTGAGE LOANS

               NUMBER  AGGREGATE PRINCIPAL    % OF AGGREGATE        AVG        WA     WA
                 OF       BALANCE AS OF      PRINCIPAL BALANCE    CURRENT    GROSS  COMBL
DOCUMENT TYPE   LOANS      CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE     CPN     TV   MARGIN  WA FICO  SEASONING
-------------  ------  -------------------  ------------------  -----------  -----  -----  ------  -------  ---------
FULL            2,965   $  501,602,697.67          49.52        $169,174.60  6.083  76.33      3     723         3
STATED          1,790   $  411,918,299.03          40.66        $230,121.95  6.519  77.60      3     707         3
LIMITED           216   $   37,267,359.31           3.68        $172,534.07  6.260  76.98      3     720         3
SISA               87   $   29,700,104.57           2.93        $341,380.51  6.083  79.06      3     729         3
NID/NED/NAD        65   $   14,564,804.73           1.44        $224,073.92  6.996  80.37      3     729         3
NID                31   $   10,428,653.56           1.03        $336,408.18  6.465  71.94      3     722         3
NID/NED            19   $    4,687,999.37           0.46        $246,736.81  6.369  66.34      3     750         3
NID/NAD            11   $    2,814,663.22           0.28        $255,878.47  6.409  75.20      3     714         3
                -----   -----------------         ------        -----------  -----  -----    ---     ---       ---
TOTAL:          5,184   $1,012,984,581.46         100.00        $195,405.98  6.286  76.92      3     717         3

PRODUCT TYPE OF MORTGAGE LOANS

                              NUMBER  AGGREGATE PRINCIPAL    % OF AGGREGATE        AVG        WA     WA
                                OF       BALANCE AS OF      PRINCIPAL BALANCE    CURRENT    GROSS  COMBL
PRODUCT TYPE                   LOANS      CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE     CPN     TV   MARGIN  WA FICO  SEASONING
------------                  ------  -------------------  ------------------  -----------  -----  -----  ------  -------  ---------
30 YEAR FIXED                  1,489   $  239,212,271.85          23.61        $160,652.97  6.180  75.80      0     723         3
3/27 LIBOR 120 MONTH IO ARM      997   $  237,403,979.77          23.44        $238,118.33  6.607  78.28      3     705         3
5/25 LIBOR 120 MONTH IO ARM      351   $   78,247,709.11           7.72        $222,927.95  6.623  76.27      3     716         3
3/27 LIBOR 60 MONTH IO ARM       285   $   68,694,787.65           6.78        $241,034.34  6.110  80.20      3     717         3
15 YEAR FIXED                    543   $   67,017,735.49           6.62        $123,421.24  5.764  67.55      0     731         3
3/27 LIBOR ARM                   343   $   63,487,229.82           6.27        $185,093.96  6.249  78.81      3     713         3
5/25 LIBOR 60 MONTH IO ARM       221   $   49,247,439.06           4.86        $222,839.09  6.203  80.11      3     721         3
2/28 LIBOR 120 MONTH IO ARM      183   $   48,017,139.99           4.74        $262,388.74  6.469  78.80      3     700         3
5/25 LIBOR ARM                   237   $   39,939,377.81           3.94        $168,520.58  6.184  78.18      3     718         3
6 MONTH LIBOR 120 MONTH IO A     124   $   33,961,011.95           3.35        $273,879.13  5.661  75.83      2     729         4
1 MONTH LIBOR 120 MONTH IO A     100   $   29,735,362.64           2.94        $297,353.63  5.902  78.91      2     730         4
30 FIXED 60 MONTH IO             148   $   29,699,488.89           2.93        $200,672.22  6.513  76.31      0     724         3
2/28 LIBOR ARM                    62   $   11,612,269.45           1.15        $187,294.67  6.456  79.02      3     702         3
7/23 LIBOR 120 MONTH IO ARM       31   $    5,349,008.15           0.53        $172,548.65  6.749  76.54      3     727         3
5/1 LIBOR ARM                     23   $    4,172,279.40           0.41        $181,403.45  5.071  71.48      3     715         5
3/1 LIBOR ARM                     22   $    2,605,004.01           0.26        $118,409.27  4.612  71.33      3     739         6
10/20 LIBOR 120 MONTH IO AR       11   $    2,114,980.37           0.21        $192,270.94  6.934  68.71      3     732         3
7/23 LIBOR ARM                    10   $    1,365,833.57           0.13        $136,583.36  6.644  78.72      3     713         3
10/20 LIBOR ARM                    2   $      558,439.87           0.06        $279,219.94  7.142  81.64      3     659         3
3/27 LIBOR 36 MONTH IO ARM         2   $      543,232.61           0.05        $271,616.31  6.305  73.84      3     675        15
                               -----   -----------------         ------        -----------  -----  -----    ---     ---       ---
TOTAL:                         5,184   $1,012,984,581.46         100.00        $195,405.98  6.286  76.92      3     717         3

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

            NUMBER  AGGREGATE PRINCIPAL    % OF AGGREGATE        AVG        WA     WA
              OF       BALANCE AS OF      PRINCIPAL BALANCE    CURRENT    GROSS  COMBL
STATE        LOANS      CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE     CPN     TV   MARGIN  WA FICO  SEASONING
-----       ------  -------------------  ------------------  -----------  -----  -----  ------  -------  ---------
CALIFORNIA     733   $  219,999,372.02          21.72        $300,135.57  6.216  74.00      3     712         3
FLORIDA        559   $   94,085,024.16           9.29        $168,309.52  6.276  77.92      3     719         3
NEW YORK       271   $   70,181,117.90           6.93        $258,970.91  6.218  73.23      3     720         3
OTHER        3,621   $  628,719,067.38          62.07        $173,631.34  6.320  78.20      3     717         3
             -----   -----------------         ------        -----------  -----  -----    ---     ---       ---
TOTAL:       5,184   $1,012,984,581.46         100.00        $195,405.98  6.286  76.92      3     717         3

PREPAY PENALTY FOR MORTGAGE LOANS

                    NUMBER  AGGREGATE PRINCIPAL    % OF AGGREGATE        AVG        WA     WA
                      OF       BALANCE AS OF      PRINCIPAL BALANCE    CURRENT    GROSS  COMBL
PREPAY PENALTY       LOANS      CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE     CPN     TV   MARGIN  WA FICO  SEASONING
--------------      ------  -------------------  ------------------  -----------  -----  -----  ------  -------  ---------
HAS PREPAY PENALTY   2,867   $  509,009,490.17          50.25        $177,540.81  6.201  76.96      3     719         3
NONE                 2,317   $  503,975,091.29          49.75        $217,511.91  6.372  76.87      3     714         3
                     -----   -----------------         ------        -----------  -----  -----    ---     ---       ---
TOTAL:               5,184   $1,012,984,581.46         100.00        $195,405.98  6.286  76.92      3     717         3

PREPAY TERM FOR MORTGAGE LOANS

                              AGGREGATE
                              PRINCIPAL       % OF AGGREGATE
                              BALANCE AS         PRINCIPAL
              NUMBER OF       OF CUT-OFF       BALANCE AS OF   AVG CURRENT                  WA COMBL
PREPAY TERM     LOANS            DATE          CUT-OFF DATE      BALANCE     WA GROSS CPN      TV      MARGIN   WA FICO   SEASONING
-----------   ---------   -----------------   --------------   -----------   ------------   --------   ------   -------   ---------
NONE            2,317     $  503,975,091.29        50.15       $217,511.91       6.372        76.87        3      714          3
12 MONTHS         186     $   40,743,041.43         4.05       $219,048.61       6.068        70.14        3      724          3
24 MONTHS          12     $    1,723,354.73         0.17       $143,612.89       6.762        81.35        3      692          3
30 MONTHS          11     $    2,497,903.12         0.25       $227,082.10       6.419        77.68        3      705          4
36 MONTHS       2,614     $  455,704,070.18        45.35       $174,332.08       6.206        77.53        3      719          3
60 MONTHS           2     $      283,836.55         0.03       $141,918.28       6.461        80.00        3      758          3
                -----     -----------------       ------       -----------       -----        -----      ---      ---        ---
TOTAL:          5,142     $1,004,927,297.30       100.00       $195,435.10       6.285        76.91        3      717          3

FICO SCORES OF MORTGAGE LOANS

                              AGGREGATE
                              PRINCIPAL       % OF AGGREGATE
                              BALANCE AS         PRINCIPAL
              NUMBER OF       OF CUT-OFF       BALANCE AS OF   AVG CURRENT                  WA COMBL
FICO SCORES     LOANS            DATE          CUT-OFF DATE      BALANCE     WA GROSS CPN      TV      MARGIN   WA FICO   SEASONING
-----------   ---------   -----------------   --------------   -----------   ------------   --------   ------   -------   ---------
620 TO 639         50     $   14,012,878.59         1.38       $280,257.57       6.503        76.19        3      633          3
640 TO 659        197     $   57,779,322.75         5.70       $293,296.05       6.547        76.26        3      651          3
660 TO 679        308     $   72,662,050.50         7.17       $235,915.75       6.663        77.03        3      669          3
680 TO 699      1,248     $  232,257,042.56        22.93       $186,103.40       6.355        77.95        3      689          3
700 TO 719      1,028     $  197,322,285.40        19.48       $191,947.75       6.285        78.05        3      710          3
720 TO 739        813     $  151,448,512.64        14.95       $186,283.53       6.205        77.52        3      729          3
740 TO 759        645     $  121,288,841.27        11.97       $188,044.72       6.144        76.59        3      748          3
760 TO 779        487     $   91,613,894.36         9.04       $188,118.88       6.093        75.49        3      769          3
780 TO 799        304     $   55,267,203.49         5.46       $181,800.01       6.128        73.14        3      788          3
800 TO 819        103     $   19,205,999.90         1.90       $186,466.02       6.006        69.85        3      807          3
820 TO 839          1     $      126,550.00         0.01       $126,550.00       6.875        79.99        3      821          2
                -----     -----------------       ------       -----------       -----        -----      ---      ---        ---
TOTAL:          5,184     $1,012,984,581.46       100.00       $195,405.98       6.286        76.92        3      717          3